Purchase Consideration for Acquiring Equity Interest in CYSD and ZBXT (Detail) (Managed Network Entities, CNY) In Thousands, unless otherwise specified	Dec. 15, 2011	Sep. 30, 2010
Managed Network Entities
Business Acquisition [Line Items]
Cash consideration		50,000	[1]
Contingent consideration in cash	69,917	38,536	[2],[3]
Contingent ordinary shares issuance	99,251	75,494	[2],[3],[4]
Option to acquire the Company's ordinary shares		15,174	[3],[5]
Less: Call option to purchase the remaining 49% equity interest in the Managed Network Entities		(6,765)	[5]
Total fair value of purchase price consideration	169,168	172,439

[1]	The cash consideration of RMB50,000 was paid in September 2010.
[2]	The contingent consideration in both cash and shares are annually determined based on the achievement by the Managed Network Entities of certain financial targets in accordance with the sales and purchase agreement for the fiscal years 2011, 2012 and 2013, as well as the successful negotiation of a country-wide fiber optic lease agreement with a specific third party that is critical to the expansion of their business. The above contingent consideration amounts were derived from the Company's assessment of whether the Managed Network Entities will meet the certain contractually stipulated targets. Such contingent consideration amounts still outstanding have been recorded in the "Amount due to related parties" balance within the Company's statement of financial position (Note 23).
[3]	The Company determined the fair value of the contingent consideration in cash and ordinary shares, the option to acquire the Company's ordinary shares and the call option with the assistance of an independent third party valuation firm.
[4]	In accordance with the sales and purchase agreement, if the option to acquire the Company's ordinary shares per (ii) above is exercised, any contingent consideration payable in shares, if and when the stipulated targets are achieved, would be reduced by the number of shares issued through the exercise of that option. As such, the valuation of the contingent consideration payable in shares represents the fair value of the contingent share consideration payable that is in excess of the shares issuable as discussed in (ii) above. As the contingent consideration in shares is not considered to be indexed to its own shares since the settlement amount is determined based on the agreed targets discussed in (iii) above, it is liability-classified and is remeasured at the end of each reporting period with an adjustment for fair value recorded to the current period expense. As the contingencies with respect to the financial targets for fiscal years 2011 and 2012 were resolved, the corresponding portions of the contingent consideration in shares were remeasured on December 31, 2011 and 2012, respectively, with their fair values reclassified to additional paid in capital.
[5]	The Company issued an option to the Seller to acquire RMB25,000 of its ordinary shares at a fixed exercise price of US$8.61 per share, exercisable at any time through June 2012. As the option is indexed to the RMB:USD currency index in addition to its own shares, it is liability-classified and is remeasured at the end of each reporting period with an adjustment to fair value recorded to the results of operations with a corresponding credit in the "Amount due to related parties" balance within the Company's statement of financial position (Note 23).